                                                                   EXHIBIT 10.14

                          THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                           DATED AS OF APRIL 9, 1999

                                     AMONG

                            WIT CAPITAL GROUP, INC.

                                      AND

                             EACH OF THE INVESTORS
                               IDENTIFIED HEREIN

                               Table of Contents
                               -----------------

                                                                        Page No.
                                                                        -------
Section 1.   Definitions                                                    1

Section 2.   Piggyback Registration                                         3

Section 3.   Existing Investor Demand Registration                          4

Section 4.   Demand Registration                                            6

Section 5.   Registration on Form S-3                                       8

Section 6.   Filing Obligations of the Corporation                          8

Section 7.   Conditions to Registration Obligations                        10

Section 8.   Lock-up Agreement                                             10

Section 9.   Information Provided by the Investors                         10

Section 10.  Rule 144                                                      11

Section 11.  Terms and Conditions of Registration                          11

Section 12.  Expenses                                                      11

Section 13.  Indemnification                                               12

Section 14.  Termination                                                   14

Section 15.  Successors and Assigns                                        14

Section 16.  Assignment                                                    14

Section 17.  Entire Agreement                                              14

Section 18.  Notices                                                       15

Section 19.  Modifications; Amendments; Waivers                            15

                                                                        Page No.
                                                                        -------
Section 20.  Counterparts                                                  16

Section 21.  Headings                                                      16

Section 22.  Governing Law                                                 16

                              THIRD AMENDED AND RESTATED REGISTRATION RIGHTS
                         AGREEMENT, dated as of April 9, 1999, among WIT CAPITAL GROUP, INC., a Delaware corporation (the "Corporation"), and each of the persons or entities
                          -----------
                         identified on Schedule I hereto (collectively, the
                                       ----------
                         "Investors").
                          ---------


          The Corporation and certain of the Investors have entered into the First Amended and Restated Registration Rights Agreement dated as of November 19, 1998. The Corporation and certain of the Investors entered into a Second Amended and Restated Registration Rights Agreement dated as of February 23, 1999 (the "Existing Agreement"). The Corporation and the other parties to the
      ------------------
Existing Agreement (the "Existing Investors"), together with The Goldman Sachs
                         ------------------
Group, L.P. (the "New Investor"), are entering into this Third Amended and
                  ------------
Restated Registration Rights Agreement dated as of April 9, 1999 (this "Agreement") in order to amend and restate the Existing Agreement, effective
----------
upon the closing of the purchase by the New Investor (the "Closing") of shares
                                                           -------
of the Corporation's Series E Preferred Stock, $.01 par value (the "Series E
                                                                    --------
Preferred Stock") and warrants (the "Warrants") to purchase shares of Series E
---------------
Preferred Stock. The Existing Investors and the New Investor are sometimes referred to herein as the "Investors."
                           ---------

          The Investors own or have the right to acquire (by the conversion of preferred stock of the Corporation that is convertible into or upon exercise of warrants exercisable for) Common Stock, $0.01 par value, of the Corporation (the "Voting Common Stock") and Class B Common Stock, $0.01 par value, of the
 -------------------
Corporation (the "Class B Common Stock" and, together with the Voting Common
                  --------------------
Stock, the "Common Stock").  The parties hereto deem it to be in their
            ------------
respective best interests to amend and restate the Existing Agreement in effect upon the Closing, and to set forth the rights and obligations of the parties hereto in connection with public offerings and sales of shares of Common Stock.

          NOW, THEREFORE, in consideration of the premises and mutual covenants, obligations and agreements contained herein, the parties hereto hereby agree as follows:

     Section 1.  DEFINITIONS.  As used in this Agreement, the following terms
                 -----------
shall have the following meanings:

          (a)    "Affiliate" shall means, with respect to any Person, any Person
                  ---------
who, directly or indirectly, controls, is controlled by or is under common control with that Person. For purposes of this definition, "control" when used
                                                            -------
with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

          (b)    "Capital Z" means, collectively, Capital Z Financial Services
                  ---------
Fund II, L.P. and Capital Z Financial Services Private Fund II, L.P.

          (c)    "Capital Z Holders" means, collectively, Capital Z and any
                  -----------------
Affiliate or partner of Capital Z who is directly or indirectly transferred Common Stock or Common Stock Equivalents or any interest therein by any Capital Z Holder.

          (d)    "Commission" shall mean the Securities and Exchange Commission
                  ----------
or any other Federal agency at the time administering the Securities Act.

          (e)    "Exchange Act" shall mean the Securities Exchange Act of 1934
                  ------------
or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

          (f)    "GS Holders" shall have the meaning ascribed to such term in
                  ----------
the Stockholders Agreement.

          (g)    "Other Shares" shall mean at any time those Shares that do not
                  ------------
constitute Primary Shares or Registrable Shares.

          (h)    "Person" or "person" means any individual, corporation,
                  ------      ------
partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

          (i)    "Primary Shares" shall mean at any time all authorized but
                  --------------
unissued Shares.

          (j)    "Qualified Public Offering" means an underwritten public
                  -------------------------
offering of Common Stock pursuant to a registration under the Securities Act where both (i) the proceeds to the Corporation (prior to deducting any underwriters' discounts and commissions) equal or exceed Twenty-Five

Million Dollars ($25,000,000) and (ii) the price per share at which such Common Stock is sold in such offering is at least $4.50 (subject to equitable adjustment for stock splits, stock combinations, recapitalizations and similar occurrences).

          (k)    "Registrable Shares" shall mean Shares held by the Investors
                  ------------------
that constitute Restricted Shares.

          (l)    "Restricted Shares" shall mean (A) the shares of Series C
                  -----------------
Preferred Stock, $.01 par value, of the Corporation issued to certain Investors pursuant to the Stock Purchase Agreement, dated as of September 17, 1998, among the Corporation and the Investors identified therein (the "Series C Stock Purchase Agreement"), (B) any shares of Common
              ---------------------------------
Stock issuable upon conversion of any such shares of Series C Preferred Stock,
(C) any shares of Series C Preferred Stock issued upon exercise of the DFJ Warrants (as defined in the Series C Stock Purchase Agreement) and any shares of Common Stock issuable upon conversion thereof, (D) the shares of Series D Preferred Stock, $.01 par value, issued to certain Investors pursuant to (i) the Series D Stock Purchase Agreement, dated as of February 23, 1999 (the "Capital Z
                                                                       ---------
Stock Purchase Agreement"), among the Corporation and the Investors parties
------------------------
thereto and (ii) the Series D Stock Purchase Agreement, dated as of November 19, 1998 among the Corporation and the Investors identified therein, (E) any shares of Common Stock issuable upon conversion of any such shares of Series D Preferred Stock, (F) the shares of Series E Preferred Stock issued to the New Investor pursuant to the Purchase Agreement, dated as of the date hereof (the "New Purchase Agreement"), between the Corporation and the New Investor, (G) any
 ----------------------
shares of Series E Preferred Stock issuable upon exercise of the Warrants issued pursuant to the New Purchase Agreement, (H) any shares of Common Stock issuable upon the conversion of such shares of Series E Preferred Stock or exercise of such Warrants, whether at the time of issue of such shares of Series E Preferred Stock or Warrants or with the passage of time or upon the occurrence of any subsequent events, and (I) any securities received in respect thereof, that (x) are held by the Investors and (y) theretofore have not been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

          (m)    "Rule 144" shall mean Rule 144 promulgated under the Securities
                  --------
Act or any successor or complementary rule thereto.

          (n)    "Securities Act" shall mean the Securities Act of 1933 or any
                  --------------
successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

          (o)    "Shares" shall mean shares of Common Stock.
                  ------

          (p)    "Stockholders Agreement" shall mean the Third Amended and
                  ----------------------
Restated Stockholders Agreement, of even date herewith, among the Corporation and the other signatories thereto.

          (q)    "Transfer" shall include any disposition of any Restricted
                  --------
Shares or of any interest therein that would constitute a sale thereof within the meaning of the Securities Act other than any such disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and "blue sky" laws.

     Section 2.  PIGGYBACK REGISTRATION.
                 ----------------------

          Subject to the terms and conditions set forth in this Agreement, if the Corporation at any time following the consummation of its initial underwritten public offering of Common Stock pursuant to a registration statement under the Securities Act proposes for any reason to register Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to each of the Investors of its intention to so register such Shares and, upon the written request, given within 20 days after delivery of such notice by the Corporation, of any Investor to include in such registration Registrable Shares held by such Investor (which request shall specify the number of Registrable Shares proposed to be included in such registration by such Investor and shall state the intended method of disposition of such Registrable Shares by the such Investor), the Corporation shall use its reasonable best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration. In the event that the proposed registration by the Corporation is an underwritten public offering of Common Stock, any request pursuant to this Section 2 to register Registrable Shares shall specify that such Registrable Shares are to be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration; provided, however, that if the managing underwriter advises the
              --------  -------
Corporation in writing that the inclusion of all Registrable Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of Primary Shares or Other Shares proposed to be registered by the Corporation, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

              (i) if such registration is undertaken pursuant to the exercise of demand registration rights granted by the Corporation to third parties with respect to Other Shares, then:

                    (a)  first, the Primary Shares; and
                         -----

                    (b)  second, the Registrable Shares, requested to be
                         ------
          included in such registration, and the Other Shares that are to be included by such third parties, pro rata based upon the number of Registrable Shares and Other Shares requested to be included in such registration; and

              (ii) with respect a registration not undertaken pursuant to demand rights described in subclause (i) above, then:

                    (a)  first, the Primary Shares;
                         -----

                    (b)  second, the Registrable Shares, requested to be
                         ------
          included in such registration, pro rata based upon the number of
                                         --- ----
          Registrable Shares requested to be included in such registration; and

                    (c)  third, the Other Shares that are to be included by
                         -----
          third parties in such registration pursuant to the exercise of demand registration rights granted by the Corporation to such third parties;

provided, that in the case of any such underwritten offering of Common Stock by
--------
the Company that is in satisfaction of a demand registration pursuant to Section 4, the order for inclusion of Primary Shares, Registrable Shares and Other Shares shall be as set forth in Section 4(c).

     Section 3.  EXISTING INVESTOR DEMAND REGISTRATION.  On any date after the
                 -------------------------------------
six month period following the Qualified Public Offering, if the Corporation shall be requested in writing by the holders of at least a majority of the Restricted Shares then outstanding (an "Existing Holder Request") that are held by the Existing Investors other than the Capital Z Holders (the "Existing
                                                                 --------
Requisite Holders") to effect a registration under the Securities Act of
-----------------
Registrable Shares, then the Corporation shall promptly give written notice of such proposed registration to all holders of Registrable Shares and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by such holders who respond in writing to the Corporation's notice within fifteen (15) days after delivery of such notice (which request shall specify the number of Registrable Shares proposed to be included in such registration). The Corporation shall promptly use its reasonable best efforts to effect such registration under the Securities Act of such Registrable Shares held by the Investors which the Corporation has been so requested to register; provided, however, that the Corporation shall not be
                       --------  -------
obligated to effect any registration under this Section 3 except in accordance with the following provisions:

          (a) The Corporation shall not be obligated to use its reasonable best efforts to file and cause to become effective (i) more than two registration statements with respect to Registrable Shares held by the Existing Investors initiated pursuant to this Section 3; provided, however, that any registration
                                      --------  -------
proceeding begun pursuant to this Section 3 that is subsequently withdrawn at the request of the Existing Investors shall count toward the two registration statements which the Existing Investors have the right to cause the Corporation to effect pursuant to this Section 3; provided further, however, that such
                                      -------- -------  -------
withdrawn registration shall not be so counted if such withdrawal is based upon material adverse information relating to the Corporation or its condition, business, or prospects which is different from that generally known to the Existing Investors at the time of their request or (ii) any registration statement during any period in which any other registration statement pursuant to which Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 120 days;

          (b) The Corporation may delay the filing or effectiveness of any registration statement for a period of up to 120 days after the date of a request for registration pursuant to this Section 3 if (i) at the time of such request the Corporation is engaged, or has formal plans to engage within 60 days of the time of such request, in an underwritten public offering of Shares (including an offering contemplated by Sections 2, 4 and 5 hereof) or (ii) the Corporation determines in good faith that (A) it is in possession of material, non-public information concerning an acquisition, merger, recapitalization, consolidation, reorganization or other material transaction by or of the Corporation or concerning pending or threatened litigation and (B) disclosure of such information would jeopardize any such transaction or litigation or otherwise materially harm the Corporation or (iii) the Corporation shall furnish to the Investors a certificate signed by the Chief Executive Officer or President of the Corporation stating that, in the good faith judgment of the Board of Directors of the Corporation, it would otherwise be seriously detrimental to the Corporation and its investors for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement; provided, however, that the Corporation may not exercise such deferral right
--------  -------
pursuant to this subclause (iii) more than once in any twelve month-period.

          (c) With respect to any registration pursuant to this Section 3 the Corporation may include in such registration any Primary Shares or Other Shares; provided, however, that if in an underwritten offering the managing underwriter
--------  -------
advises the Corporation that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of such shares, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                 (i)   first, the Registrable Shares, pro rata among the holders
                       -----
     thereof based on the ratio that the number of Registrable Shares requested to be included by each holder pursuant to this Section 3 bears to the aggregate number of Registrable Shares requested to be included by all holders pursuant to this Section 3;

                 (ii)  second, Primary Shares; and
                       ------

                 (iii) third, the Other Shares.
                       -----

Those shares of Common Stock that are excluded from the underwritten public offering pursuant to this Section 3(c) shall be withheld from the market by the holders thereof for a period, not to exceed 180 days, which the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering.

     Section 4.  DEMAND REGISTRATION.  On any date after the six month period
                 -------------------
following the Qualified Public Offering, if the Corporation shall be requested in writing by either (i) GS Holders holding at least a majority of the Restricted Shares then outstanding that are held by the GS Holders (the "GS
                                                                         --
Requisite Holders") or (ii) Capital Z Holders holding at least a majority of
-----------------
Restricted Shares then outstanding that are held by the Capital Z Holders (the

"Capital Z Requisite Holders") to effect a registration under the Securities Act
----------------------------
of Registrable Shares, then the Corporation shall promptly give written notice of such proposed registration to all holders of Registrable Shares and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by such holders who respond in writing to the Corporation's notice within fifteen (15) days after delivery of such notice (which request shall specify the number of Registrable Shares proposed to be included in such registration). The Corporation shall promptly use its reasonable best efforts to effect such registration under the Securities Act of such Registrable Shares which the Corporation has been so requested to register; provided, however, that the Corporation shall not be obligated to effect any
--------  -------
registration under this Section 4 except in accordance with the following provisions:

          (a) The Corporation shall not be obligated to use its reasonable best efforts to file and cause to become effective (i) more than two registration statements with respect to Registrable Shares initiated by the GS Requisite Holders or more than two registration statements with respect to Registrable Shares initiated by the Capital Z Requisite Holders pursuant to this Section 4; provided, however, that any registration proceeding
                        --------  -------
     begun pursuant to this Section 4 that is subsequently withdrawn at the request of the GS Requisite Holders or the Capital Z Requisite Holders, as the case may be, shall count toward the two registration statements which the GS Requisite Holders or the Capital Z Requisite Holders, respectively, have the right to cause the Corporation to effect pursuant to this Section 4; provided further, however, that such withdrawn registration shall not be
        -------- -------  -------
     so counted if such withdrawal is based upon material adverse information relating to the Corporation or its condition, business, or prospects which is different from that generally known to the GS Requisite Holders or the Capital Z Requisite Holders, as the case may be, at the time of their request or (ii) any registration statement during any period in which any other registration statement pursuant to which Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 120 days;

          (b) The Corporation may delay the filing or effectiveness of any registration statement for a period of up to 120 days after the date of a request for registration pursuant to this Section 4 if (i) at the time of such request the Corporation is engaged, or has formal plans to engage within 60 days of the time of such request, in an underwritten public offering of Shares (including an offering contemplated by Sections 2, 3 and 5 hereof) or (ii) the Corporation determines in good faith that (A) it is in possession of material, non-public information concerning an acquisition, merger, recapitalization, consolidation, reorganization or other material transaction by or of the Corporation or concerning pending or threatened litigation and (B) disclosure of such information would jeopardize any such transaction or litigation or otherwise materially harm the Corporation or (iii) the Corporation shall furnish to the Investors a certificate signed by the Chief Executive Officer or President of he Corporation stating that, in the good faith judgment of the Board of Directors of the Corporation, it would otherwise be seriously detrimental to the Corporation and its investors for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement; provided, however, that the Corporation may not
                             --------  -------
     exercise such deferral right pursuant to this subclause (iii) more than once in any twelve month-period.

          (c) With respect to any registration pursuant to this Section 4, the Corporation may include in such registration any Primary Shares or Other Shares; provided,
                                                                     --------
however, that if in an underwritten offering the managing underwriter advises
-------
the Corporation that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of such shares, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

               (i)    first, the Registrable Shares held by the GS Holders and
                      -----
     the Capital Z Holders in such proportion as may be agreed between the GS Requisite Holders and the Capital Z Requisite Holders or, if no such agreement is reached within a reasonable time, then (x) with respect to the Registrable Shares held by the GS Holders, the number of such Registrable Shares multiplied by a fraction, the numerator of which is the number of Registrable Shares beneficially owned by the GS Holders on a fully diluted basis and the denominator of which is the number of Registrable Shares beneficially owned on a fully diluted basis by the GS Holders and Capital Z Holders and (y) with respect to the Registrable Shares held by the Capital Z Holders, the number of such Registrable Shares multiplied by a fraction, the numerator of which is the number of Registrable Shares beneficially owned by the Capital Z Holders on a fully diluted basis and the denominator of which is the number of Registrable Shares beneficially owned on a fully diluted basis by the Capital Z Holders and GS Holders;

               (ii)   second, the Registrable Shares held by the Investors,
                      ------
other than GS Holders and Capital Z Holders, pro rata among them based on the
                                             --- ----
ratio that the number of Registrable Shares requested to be included by each such Investor bears to the aggregate number of Registrable Shares to be included by all such Investors;

               (iii)  third, Primary Shares; and
                      -----

               (iv)   fourth, the Other Shares.
                      ------

Those shares of Common Stock that are excluded from the underwritten public offering pursuant to this Section 4(c) shall be withheld from the market by the holders of thereof for a period, not to exceed 180 days, which the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering.

     Section 5. REGISTRATION ON FORM S-3.  Anything contained in Sections 3 or 4
                ------------------------
to the contrary notwithstanding, at such time as the Corporation shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, Investors holding Restricted Shares representing at least 35% of all Restricted Shares then outstanding shall have the right to request in writing five registrations on Form S-3 or such successor form of Registrable Shares held by the Investors, which request or requests shall (i) specify the number of Registrable Shares held by the Investors intended to be sold or disposed of, (ii) state the intended method of disposition of such Registrable Shares held by the Investors and (iii) relate to Registrable Shares having an anticipated aggregate offering price of at least $500,000; provided, however, that the Corporation shall not be
                            --------  -------
obligated to file and cause to become effective any registration on Form S-3 within a period of six months after the effective date of any previous registration statement filed by the Corporation pursuant to Sections 2, 3 or 4 or this Section 5. A requested registration on Form S-3 or any such successor form in compliance with this Section 5 shall not count as a registration statement initiated pursuant to Section 3 but shall otherwise be treated as a registration statement initiated pursuant to, and shall, except as otherwise expressly provided in this Section 5, be subject to Section 3.

     Section 6.   FILING OBLIGATIONS OF THE CORPORATION.  In connection with any
                  -------------------------------------
registration of the Registrable Shares effected pursuant to Section 2, 3, 4 or 5 the Corporation shall:

             (a) prepare and file the registration statement and such amendments and supplements to the registration statement-and the prospectus or offering circular used in connection therewith as may be necessary to keep the registration statement current and effective for a period of 120 days (or sooner if all securities covered by such registration statement have been earlier sold) and to comply with the provisions of the Securities Act and the rules and regulations thereunder with respect to the disposition of all the Registrable Shares covered by the registration statement for the period required to effect the distribution thereof, and to use its best efforts to make any corrections or updates to the registration statement or prospectus as promptly as practicable;

             (b) furnish to the selling Investors such number of copies of any prospectus or offering circular, including a preliminary prospectus, and of a full registration statement and exhibits in conformity with the requirements of the Securities Act and rules and regulations thereunder, as the selling Investors may reasonably request in order to facilitate the disposition of such securities;

             (c) use its best efforts to register or qualify the Registrable Shares covered by the registration statement under the securities or blue sky laws of such state jurisdictions (not to exceed ten (10)) of the United States as the selling Investors may reasonably request, and accomplish any and all other acts and things which may be necessary or advisable to permit sales in such jurisdictions of such Registrable Shares; provided, however, that the
                                               --------  -------
Corporation shall not be required to consent to general service of process for all purposes, or to qualify as a foreign Corporation, in any jurisdiction where it is not then qualified or to register or qualify the Registrable Shares covered by such registration statement in any jurisdiction which would require the Corporation to amend its certificate of incorporation or by-laws or covenant or undertake to do any other act or make any other change regarding its capitalization or share ownership prior to the effectiveness of such registration or qualification;

             (d) if such registration is an underwritten public offering, to enter into an underwriting agreement in form and substance customary under the circumstances, including (i) provisions for any "lock up" period, during which the sale of Shares and securities convertible into Shares by the Corporation or its Affiliates will be restricted, that may reasonably be required by the managing underwriter thereof, but in no event longer than 180 days, and (ii) indemnification provisions and procedures substantially identical to those set forth in Section 13;

             (e) in connection with any underwritten public offering, obtain opinions of counsel to the Corporation (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters) addressed to each Investor participating in such underwritten offering and the underwriters, covering such matters as are customarily covered in opinions requested in primary underwritten offerings of equity and convertible debt securities and such other matters as may be reasonably requested by such Investors and underwriters (it being agreed that the matters to be covered by such opinions shall include, without limitation, the absence from the registration statement and the prospectus, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein not misleading);

             (f) in connection with any underwritten public offering, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Corporation (and, if necessary, from the independent public accountants of any subsidiary of the Corporation or of any business acquired by the Corporation for which financial statements and financial data are, or are required to be, included in the relevant registration statement), addressed to each Investor participating in such underwritten offering (if such Investor has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

             (g) use its best efforts to cause the Registrable Securities to be listed on or included for quotation on any stock exchange or trading system on which the Common Stock then primarily trades; and

             (h) if requested by any managing underwriter or underwriters of Registrable Securities, participate and use its best efforts to cause its executive officers to participate in any "roadshow" or other marketing activities intended to aid in the successful disposition of the Registrable Securities; provided, however, that this Section 6(h) shall not be applicable to
            --------  -------
registrations undertaken in accordance with Section 5 hereof.

     Section 7. CONDITIONS TO REGISTRATION OBLIGATIONS.  The Corporation shall
                --------------------------------------
not be obligated to effect the registration of the Registrable Shares pursuant to Sections 2, 3, 4 or 5 unless the Investors electing to participate consent to customary conditions of a reasonable nature that are imposed by the Corporation, including, but not limited to, the following:

            (a) conditions prohibiting the sale of Registrable Shares by the Investors electing t o participate until the registration is effective;

            (b) conditions requiring the Investors electing to participate to comply with all applicable provisions of the Securities Act and the Exchange Act including, but not limited to, the prospectus delivery requirements of the Securities Act, and to furnish to the Corporation information about sales made in such public offering;

            (c) conditions prohibiting the Investors electing to participate upon receipt of telegraphic or written notice from the Corporation that it is required by law to correct or update the registration statement or prospectus from effecting sales of the Registrable Shares until the Corporation has completed the necessary correction or updating;

            (d) conditions requiring the Investors electing to participate to execute a power of attorney and custody arrangement with respect to Registrable Shares to be registered prior to the filing of the registration statement; and

            (e) if such registration is an underwritten public offering, conditions requiring the Investors electing to participate to enter into an underwriting agreement in form and substance customary under the circumstances.

     Section 8.  LOCK-UP AGREEMENT.  In connection with the registration of
                 -----------------
shares of Common Stock under the Securities Act for sale to the public, the Investors shall not dispose of any Restricted Shares (other than those shares of Common Stock included in such registration pursuant to Sections 2, 3, 4 or 5) without the prior written consent of the Corporation, for a period designated by the Corporation in writing to the Investors, which period shall not last more than 180 days after the effective date of such registration statement. Notwithstanding the foregoing, to the extent that the Investors shall enter into an underwriting agreement that contains provisions covering one or more issues addressed in this Section 8, the provisions contained in such underwriting agreement shall control as to the party or parties so entering into such underwriting agreement.

     Section 9.  INFORMATION PROVIDED BY THE INVESTORS.  Whenever under this
                  -------------------------------------
Agreement Registrable Shares are being registered, each Investor participating in such registration shall, as a condition to the inclusion of Registrable Shares held by such Investor in such registration, provide the Corporation on a timely basis with such information and materials as the Corporation may reasonably request in order to effect the registration of the Registrable Shares.

     Section 10. RULE 144.  With a view to making available to the Investors the
                 --------
benefits of Rule 144 under the Securities Act, the Corporation agrees to use its best efforts to make available adequate current public information with respect to it within the meaning of, and as required pursuant to, Rule 144(c).

     Section 11. TERMS AND CONDITIONS OF REGISTRATION.  In connection with any
                 ------------------------------------
registration pursuant to (i) Section 2 of this Agreement, and subject to the other terms and conditions of this Agreement, the Corporation shall in its sole discretion determine the terms and conditions of such registration, including, without limitation, the timing thereof; the scope of the offering contemplated thereby (i.e., whether the offering shall be a combined primary offering and a secondary offering or limited only to a secondary offering); the manner of distribution of Registrable Shares; the period of effectiveness of registration for permissible sales of Registrable Securities thereunder consistent with the plan of distribution agreed upon by the Corporation and the Investors; and all other material aspects of the registration and the registration process or (ii) Sections 3 and 4 of this Agreement, and subject to the other terms and conditions of this Agreement (including, without limitation, Sections 3(c) and 4(c)), the Corporation shall in its sole discretion determine the scope of the offering contemplated thereby (i.e., whether the offering shall be a combined primary offering and a secondary offering or limited only to a secondary offering) and all other material aspects of the registration and the registration process. In connection with any registration pursuant to this Agreement, the Corporation may require that any offering of Shares under such registration be underwritten, in which event (i) the managing underwriter shall be selected by the Corporation and (ii) the inclusion of Registrable Shares in such registration shall be conditioned upon each holder thereof entering into an underwriting agreement in customary form with such underwriters participating in such registration. In the event that the Investors exercising demand registration rights pursuant to Sections 3 or 4 who or which hold a majority of the Shares with respect to which such demand registration rights have been exercised (the "Majority Requesting Holders") request that such offering of Shares under such registration be underwritten, the Corporation will use its reasonable best efforts to cause such registration to be so underwritten. In connection with any underwriting, the managing underwriter shall be selected by the Corporation with the consent of the Majority Requesting Holders, which consent shall not be unreasonably withheld, delayed or conditioned; provided,
                                                                    --------
however, that in the case of registrations effected pursuant to a request made
-------
by the GS Requisite Holders under Section 4 hereof, the Requisite GS Holders shall have the right to select the managing underwriter, which shall (unless the Corporation agrees otherwise) be an Affiliate of the GS Holders.

     Section 12. EXPENSES.  All expenses incurred by the Corporation in
                 --------
effecting a registration and sale of Registrable Shares under this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and "blue-sky" laws, printing expenses, expenses incurred by the
                --------
Corporation in marketing and assisting in the marketing of such Registrable Shares, the fees, disbursements and expenses of managing underwriter or underwriters, the fees and expenses of counsel and independent auditors including fees of counsel and accountants incurred in connection with the preparation of customary opinions of counsel and independent auditors, and the reasonable fees and expenses (not to exceed $25,000) of one counsel for all selling Investors (subject to the presentation of detailed statements therefor), shall be borne by the

Corporation; provided, however, that under all circumstances all underwriting
             --------  -------
discounts, income and transfer taxes, if any, selling commissions and legal fees and expenses of counsel to the Investors (other than as provided aforesaid) participating in any registration under this Agreement shall not be borne by the Corporation but shall be borne solely by such participating Investors in proportion to the number of Registrable Shares held by such Investors and included in such registration.

     Section 13. INDEMNIFICATION.
                 ---------------

             (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless the Investors, and the officers, directors and other Persons that may be deemed to control any Investor within the meaning of the Exchange Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which the Investors and such Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or "blue-sky" laws applicable to the Corporation and relating to
               --------
action or inaction required of the Corporation in connection with such registration or qualification under state securities or "blue-sky" laws;
                                                         --------
provided, however, that the Corporation shall not be liable in any such case to
--------  -------
the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in strict conformity with written information furnished to the Corporation by any Investor with respect to information regarding such Investor expressly for inclusion therein.

             (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, any Investor participating in such registration shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 13(a)) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement, each underwriter, broker or other Person acting on behalf of the Corporation and each Person who controls any of the foregoing Persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Share, if such statement or omission was made in reliance upon and in strict conformity with written information furnished to the Corporation or such underwriter by such Investor expressly for inclusion in such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document, provided that the liability of any Investor
                                   --------
under this Section 13(b) shall not exceed the aggregate proceeds received by such Investor upon the sale of Registrable Shares by such Investor pursuant to such registration.

            (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 13, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that an indemnified
                                     --------  -------
party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if such indemnified party shall have reasonably concluded that representation of such indemnified party or parties by the counsel retained by the indemnifying party or parties would be inappropriate due to actual or potential differing interests between such indemnified party or parties and any other party represented by such counsel in such proceeding.

            (d) If the indemnification provided for in this Section 13 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     Section 14.  TERMINATION.  This Agreement shall terminate and be of no
                  -----------
further force or effect when there shall not be any Restricted Shares, provided
                                                                       --------
that the rights of the Investors and the obligations of the Corporation under Sections 2, 3, 4 and 5 hereof shall earlier terminate and be of no further force or effect with respect to any individual Investor, and the Corporation vis a vis such individual Investor at such earlier time as such individual Investor and its Permitted Transferees (as defined in Section 16) no longer holds any Restricted Shares.

     Section 15.  SUCCESSORS AND ASSIGNS.  This Agreement shall bind and inure
                  ----------------------
to the benefit of the Corporation and each of the Investors and the respective successors, Permitted Transferees, heirs and legal representatives (as the case may be) of the Corporation and the Investors.

     Section 16.  ASSIGNMENT.  The rights granted pursuant to this Agreement may
                  ----------
not be assigned or otherwise conveyed by any Investor or by any subsequent transferee of any of such rights without the written consent of the Corporation, which consent shall not unreasonably be withheld; provided, however, that no
                                                  --------  -------
such written consent shall be required if (a) the transfer is to any Affiliate or partner of any Investor or if such transferee acquires at least a majority of the capital stock of the Corporation owned by such Investor or (b) the transfer of the Restricted Shares to such transferee is expressly permitted by the Stockholders Agreement or any other agreement between the Corporation and any Investor and such Shares will be Restricted Shares upon transfer to such transferee (each, a "Permitted Transferee"); provided further, however, that the
                     --------------------    -------- -------  -------
Corporation may refuse such written consent (in a case where such consent is required) if the Board of Directors determines, in its reasonable discretion, that the transferee is a direct competitor of the Corporation or has indicated an intention to compete directly with the Corporation; provided further,
                                                       -------- -------
however, that any such purchaser or transferee shall, as a condition to the
-------
effectiveness of such transfer and/or assignment, be required to execute a counterpart to this Agreement agreeing to become a party to this Agreement and to be treated as an Investor hereunder, whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement. The rights granted pursuant to this Agreement with respect to any Investor's Restricted Shares shall be deemed to be assigned subject to the provisions of this Section 16 (with respect to such Restricted Shares) to any Permitted Transferee of such Restricted Shares, unless the documentation executed by the Investor to effect the transfer of such Restricted Shares provides that rights under this Agreement are not being assigned to such transferee. The term "Investor" shall be deemed to include any party to whom an Investor's rights with respect to particular Restricted Shares have been assigned in accordance with this Section 16.

     Section 17.  ENTIRE AGREEMENT.  This Agreement, which shall be effective
                  ----------------
upon the Closing, contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto, including, without limitation, the Existing Agreement, which, effective upon the Closing, shall cease and terminate in its entirety and be of no further force or effect; provided,
--------
however, that in the event that the Closing shall not occur, then this
-------
Agreement shall cease and terminate and be of no force or effect and the Existing Agreement shall continue in full force and effect.

     Section 18.  NOTICES.  All notices and other communications pursuant to
                  -------
this Agreement shall be in writing and deemed to be sufficient if delivered personally, by telecopier, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, or by electronic mail, with a copy thereof to be sent by mail (as aforesaid) within 24 hours of such electronic mail, to the parties at the following address:

          (a) if to the Corporation, to:

              WIT Capital Group, Inc.
              826 Broadway
              Sixth floor
              New York, NY  10003
              Attention: Ronald Readmond
              Telecopier: (212) 253-4650
              e-mail address: RReadmond@witcapital.com

              with a copy to:

              Orrick, Herrington & Sutcliffe, LLP
              30 Rockefeller Plaza
              New York, New York  10112
              Attn: Martin H. Levenglick, Esq.
              Telecopier: (212)506-3730
              e-mail address: Levenglick@orrick.com

          (b) if to any Investor, to such Investor at the address set forth on
Schedule I hereto;
----------

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received
(i) in the case of personal delivery or delivery by telecopier, on the date of such delivery, (ii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (iii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted. As used in this Section 18, "business day" shall mean any day other than a day on which banking institutions in the State of New York are legally closed for business.

     Section 19.  MODIFICATIONS; AMENDMENTS; WAIVERS.  The terms and provisions
                  ----------------------------------
of this

Agreement may only be amended or waived either (a) with the written consent of the (i) Corporation and (ii) Investors holding a majority, by voting power, of the outstanding Restricted Shares then held by all Investors with respect to all terms and provisions of this Agreement other than Section 4, which shall require the consent of the Requisite GS Holders and the Requisite Capital Z Holders or (b) in a writing by the party or parties against whom such amendment or waiver is sought to be enforced.

     Section 20.  COUNTERPARTS.  This Agreement may be executed in any number of
                  ------------
counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     Section 21.  HEADINGS.  The headings of the various sections of this
                  --------
Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     Section 22.  GOVERNING LAW.  This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly therein.

[COUNTERPART SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT DATED AS OF APRIL 9, 1999]

          IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed and delivered as of the date first above written.


                              WIT CAPITAL GROUP, INC.



                              By:
                                  Name:
                                  Title:


                              INVESTORS:





                              By:
                                  Name:
                                  Title:

[COUNTERPART SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT DATED AS OF APRIL 9, 1999]

          IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed and delivered as of the date first above written.


                              WIT CAPITAL GROUP, INC.



                              By:
                                  Name:
                                  Title:


                              INVESTORS:





                              By:
                                  Name:
                                  Title:

[COUNTERPART SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT DATED AS OF APRIL 9, 1999.]

          IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed and delivered as of the date first above written.


                              WIT CAPITAL GROUP, INC.



                              By:
                                  Name:
                                  Title:


                              INVESTORS:





                              By:
                                  Name:
                                  Title:

[COUNTERPART SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT DATED AS OF APRIL 9, 1999.]


                              ADDITIONAL INVESTORS:



                              By:
                                  Name:
                                  Title:

                        Name and Addresses of Investors
                        -------------------------------

-------------------------------------------
                 Investors
-------------------------------------------
Julian A. Brodsky
c/o ComCast Corporation
1500 Market Street
35th Floor
Philadelphia, PA  19102
-------------------------------------------
Don Caldwell
c/o Safeguard Scientific
435 Devon Park Drive, Bldg. 800
Wayne, PA  19087
-------------------------------------------
Jerry Callaghan
c/o Callaghan Partners
One World Financial Center
Suite 7967
New York, NY  10048
-------------------------------------------
Mitchell Cohen
P.O. Box 5027
Greenwich, CT  06831
-------------------------------------------
Edward H. Fleischrnan
c/o Linklaters Paines
1345 Avenue of the Americas
19/th/ Floor
New York, NY  10105
-------------------------------------------
Aaron W. Ford
43 Harding Road
Old Greenwich, CT  06870
-------------------------------------------
Russ D. Gerson
c/o Baines Gwinner N.A. Inc.
280 Park Avenue
New York, New York  10017
-------------------------------------------
Josh Huffard
95 Woodland Avenue
San Francisco, CA  94117
-------------------------------------------
Paul E. Kozloff
113 Leisure Court
Wyomissing, PA 19610
-------------------------------------------

-------------------------------------------
Linda Lerner
One Salem Street #11
Swampscott, MA  01907
-------------------------------------------
Robert H. Lessin
Wit Capital Group, Inc.
826 Broadway, Sixth Floor
New York, NY  10003
-------------------------------------------
Michael J. Levitt
c/o Hicks, Muse, Tate & Furst Inc.
1325 Avenue of Americas
25/th/ Floor
New York, N.Y.  10019
-------------------------------------------
Highland Capital Partners IV
Limited Partnership
2 International Place
22nd Floor
Boston, MA 02110
-------------------------------------------
Highland Entrepreneurs' Fund
IV Limited Partnership
2 International Place
22nd Floor
Boston, MA 02110
-------------------------------------------
Steve McDermott
29 Red Coach Lane
Holmdel, NJ  07733
-------------------------------------------
Sarn Merrin
724 Fiflh Avenue, 3/rd/ Floor
New York, New York  10019
-------------------------------------------
John D. Nixon
9 Marlow Court
Riverside, Connecticut  06878
-------------------------------------------
Robert Smellick
Woodland Avenue
San Francisco, CA  94117
-------------------------------------------
Todd Tappin
c/o Goto.com
130 West Union Street
Pasadena, CA  91103
-------------------------------------------
Dr. Bruce Ungerleida
511 66/th/ Street North
St. Petersburg, FL  33710
-------------------------------------------

-------------------------------------------
Brian E. Walsh
One Barron Place
New York, New York  10580
-------------------------------------------
Kunihiko Yogo
Koishikawa 3-27-16-806
Bunkyo-ku, Tokyo 112-0002
Japan
-------------------------------------------
Capital Z Financial Services
Fund II, L.P.
1 Chase Manhattan Plaza
44/th/ Floor
New York, New York  10005
-------------------------------------------
Capital Z Financial Services
Private Fund II, L.P.
1 Chase Manhattan Plaza
44/th/ Floor
New York, New York  10005
-------------------------------------------
Drapor Fisher Jurvetson Fund V, L.P.
400 Seaport Court, Suite 250
Redwood City, California  94063
Attn: Mr. John Fisher
-------------------------------------------
Draper Fisher Jurvetson Partners LLC
400 Seaport Court, Suite 250
Redwood City, California  94063
Attn: Mr. John Fisher
-------------------------------------------
DS Capital Group LLC
34 Doughty Blvd.
Lawrence, N.Y.  11559
Attn: Seth Fortgang
-------------------------------------------
FG-Wit
2187 Atlantic Street,
10/th/ Floor
Stamford, CT  06902
-------------------------------------------
MC Capital Inc.
520 Madison Avenue, 16th Floor
New York, NY  10022
Attn: Ryuichi Sasaki
-------------------------------------------
SiliconValley, Inc.
850 Hansen Way, Suite 100
Palo Alto, CA  94306
Attn: Kogi Osawa
-------------------------------------------

-------------------------------------------
MediaOne Interactive Services, Inc.
Attention: President
9000 East Nichols Avenue, Suite 100
Englewood, CO  80112
-------------------------------------------
Roccia Ventures L.L.P.
c/o Lorenzo Roccia
220 East 67/th/ Street
Apt. 14C
New York, NY 10021
-------------------------------------------
Pacific Mandarin I LTD
Suite 1108, Albion Plaza
2-6 Granville Road
Kowloon-Hong Kong
Attn: C.J. Wilson
-------------------------------------------
     BNP/ COOPER NEFF GROUP INVESTORS
-------------------------------------------
Blake A. Banky
350 Harvest Lane
Haverford, PA  19041
-------------------------------------------
Richard W. Cooper
1007 Canterbury Lane
Villanova, PA 19085
-------------------------------------------
Brian P. DeGustino
53 Drummers Lane
Wayne, PA 19087
-------------------------------------------
Kevin P. Murphy
300 Shelbourne Road
Havertown PA 19083
-------------------------------------------
Roy S. Neff
1225 Farview Road
Villanova, PA  19085
-------------------------------------------
Alec H. Petro
2065 Gen. Alexander Drive
Malvern, PA  19355
-------------------------------------------
Thomas C. Piersanti, Jr.
10 Great Woods Lane
Malvem, PA  19353
-------------------------------------------
Stephen C. Soulas
686 Paine Drive
West Chester, PA  19382
-------------------------------------------

-------------------------------------------
Andrew J. Sterge
124 Three Ponds Lane
Malvern, PA  19355
-------------------------------------------
Louis Werman
1954 N. Maud Ave.
Chicago, IL  60614
-------------------------------------------
     ULTRA PARTNERS GP INVESTORS
-------------------------------------------
Robert Goodale
19 Perry Street
New York, NY  10014
-------------------------------------------
Joseph Rascoff Family Trust
110 West 57/th/ Street
15th Floor
New York, New York  10019
-------------------------------------------
William Zysblat
110 West 57/th/ Street
7/th/ Floor
New York, New York 10019
-------------------------------------------
THE GOLDMAN SACHS GROUP, L.P.
85 Broad Street
New York, New York 10004
Attention:  David J. Greenwald, Esq.
-------------------------------------------